Exhibit 10.4

INTERCREDITOR AND SUBORDINATION AGREEMENT

THIS INTERCREDITOR AND SUBORDINATION AGREEMENT (this “Agreement” as further defined below) is entered into as of this 1st day of March, 2019 by K&R, LLC, a Kentucky limited liability company (“Subordinated Lender” as further defined below), INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation (“Company”) and the other “Debtors” signatory hereto, for the benefit of BANK OF AMERICA, N.A. (“Senior Lender” as further defined below).

RECITALS

WHEREAS, Borrowers (as defined below), Guarantors (as defined below) and Senior Lender have entered into the Senior Loan Agreement (as defined below) pursuant to which Senior Lender has agreed to extend, or continue to extend, a revolving credit facility (as the same may be amended, amended and restated, modified, extended, renewed, replaced and/or restructured from time to time, the “Senior Loan Facility”) to Borrowers, upon the terms and conditions set forth in the Senior Loan Agreement; and

WHEREAS, Company is or is about to become indebted to Subordinated Lender; and Debtors and Subordinated Lender have requested that Senior Lender provide the Senior Loan Facility to Borrowers; and Senior Lender is willing to do so, provided Subordinated Lender agrees that all present and future indebtedness of Debtors to Subordinated Lender shall be subordinated to all present and future indebtedness of Debtors to Senior Lender.

NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.     Definitions

(a)         Unless otherwise defined herein, terms defined in the Senior Loan Agreement and used herein shall have the meanings given to them in the Senior Loan Agreement.

(b)         The following terms shall have the following meanings:

“Agreement” means this Intercreditor and Subordination Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

“Bankruptcy Law” means the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Borrowers” means, collectively, (i) Company, (ii) any other person that at any time after the date hereof becomes a borrower party in respect of any of the Senior Debt, and (iii) the respective successors and assigns of each of the foregoing; sometimes being referred to herein individually as a “Borrower”.

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“Collateral” means the collective reference to any and all property from time to time subject to security interests to secure payment or performance of the Senior Obligations or the Subordinated Obligations.

“Company” shall have the meaning set forth in the preamble to this Agreement.

“Debtors” means, collectively, (i) Borrowers, (ii) Guarantors, (iii) any other person that at any time becomes a party to a guarantee in favor of Senior Lender in respect of any of the Senior Debt, and (iv) the respective successors and assigns of each of the foregoing; sometimes being referred to herein individually as a “Debtor”.

“Guarantor” shall have the meaning set forth in the Senior Loan Agreement.

“Insolvency Event” means (i) the Debtors or any of their Subsidiaries commencing any Proceeding; (ii) there being commenced against the Debtors or any of their Subsidiaries any Proceeding which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; (iii) there being commenced against the Debtors or any of their Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; (iv) the Debtors or any of their Subsidiaries taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) the Debtors or any of their Subsidiaries generally not paying, or being unable to pay, or admitting in writing its inability to pay, its or their debts as they become due.

“Person” means any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Proceeding” means any (i) voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, compromise, composition, arrangement or assignment for the benefit of creditors (or any class of creditors); (ii) appointment of a custodian, receiver, conservator, administrator, trustee, liquidator or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person under any Bankruptcy Law; or (iii) marshalling of the assets of a Person.

“Senior Event of Default” means an “Event of Default” under the Senior Loan Agreement.

“Senior Lender” means, individually and collectively, (i) Bank of America, N.A., and (ii) its successors and assigns.

“Senior Loan Facility” shall have the meaning set forth in the recitals to this Agreement.

“Senior Loan Agreement” means that certain Loan and Security Agreement, dated as of November 9, 2018, among Borrowers, the other Debtors party thereto and Senior Lender, as the same may be amended, modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements and restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided in such Loan and Security Agreement (whether provided by the original Senior Lender or a successor Senior Lender or other lenders).

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 “Senior Loan Documents” means the collective reference to the Senior Loan Agreement, the Senior Security Documents and all other agreements, documents and instruments that from time to time evidence the Senior Obligations or secure payment or performance thereof.

“Senior Obligations” means all “Obligations” as such term is defined in the Senior Loan Agreement, including, without limitation, obligations, liabilities and indebtedness of every kind, nature and description owing by any Debtor to Senior Lender, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under any of the Senior Loan Documents, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Senior Loan Documents or after the commencement of any Proceeding with respect to any Debtor under any Bankruptcy Law (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured.

“Senior Security Documents” means the collective reference to all agreements, documents and instruments, now existing or hereafter arising, which create or purport to create a security interest in property to secure payment or performance of the Senior Obligations.

“Subordinated Lender” means, individually and collectively, (i) K&R, LLC, a Kentucky limited liability company, and (ii) its successors and assigns.

“Subordinated Loan Documents” means the collective reference to all promissory notes, agreements, documents and instruments at any time executed and/or delivered by any Debtor or any other Person to, with or in favor of Subordinated Credit in connection with or relating to the Subordinated Obligations, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, refinanced, replaced or restructured.

“Subordinated Loans” means the loans and other financial accommodations made by Subordinated Lender pursuant to the Subordinated Loan Documents.

“Subordinated Obligations” means all of the obligations, liabilities and indebtedness (primary, secondary, direct, contingent, sole, joint or several) heretofore, now or hereafter contracted or acquired of the Debtors and/or the Debtors and others to Subordinated Lender, which as of the date of this Agreement, is in the original principal amount of $620,328.00, as currently reduced to the principal amount of $120,328.00.

“Subordinated Obligations Prepayment Date” means the date of the disposition of the Real Property located 7110 Grade Lane, Louisville, Kentucky in accordance with the terms of the Senior Loan Agreement.

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(c)     The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

(d)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e)    Any terms not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Senior Loan Agreement.

2.     Subordination.

(a)      Each of the Debtors and Subordinated Lender agree, for itself and each future holder of the Subordinated Obligations, that the Subordinated Obligations are expressly “subordinate and junior in right of payment” (as that phrase is defined in Section 2(b)) to all Senior Obligations.

(b)     “Subordinate and junior in right of payment” means that (i) no part of the Subordinated Obligations shall have any claim to the assets of the Debtors on a parity with or prior to the claim of the Senior Obligations; and (ii) unless and until the Senior Obligations have been paid in full and the obligation of Senior Lender to extend credit to Borrowers under the Senior Loan Documents shall have been irrevocably terminated, without the express prior written consent of Senior Lender, Subordinated Lender will not take, demand or receive from the Debtors, and the Debtors will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment of (of whatever kind or nature, whether in cash, property, securities or otherwise) or security for the whole or any part of the Subordinated Obligations, including, without limitation, any letter of credit or similar credit support facility to support payment of the Subordinated Obligations; except, that,

(A)   on or before the Effective Date, the Debtors may make, and Subordinated Lender may receive and retain, a payment in the amount of $500,000;

(B)   on the Subordinated Obligations Prepayment Date, the Debtors may make, and Subordinated Lender may receive and retain, a payment in the amount of the Subordinated Obligations outstanding on the Subordinated Obligations Prepayment Date, in accordance with the terms of the Subordinated Loan Documents as in effect on the date hereof; and

(C)   from and after the Subordinated Obligations Prepayment Date, the Debtors may make, and Subordinated Lender may receive and retain, regularly scheduled payments of interest, on an unaccelerated non-default basis, in respect of the Subordinated Obligations in accordance with the terms of the Subordinated Loan Documents as in effect on the date hereof, so long as, with respect to any such payment, immediately prior to and after giving effect to any such payment, no Senior Event of Default has occurred.

(c)   The expressions “prior payment in full”, “payment in full”, “paid in full” and any other similar terms or phrases when used herein with respect to the Senior Obligations shall mean the payment in full, in immediately available funds, of all of the Senior Obligations in accordance with the terms of the Senior Loan Agreement.

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3.   Additional Provisions Concerning Subordination.

(a)      Each of the Debtors and Subordinated Lender agree that upon the occurrence of any Insolvency Event:

(i)     all Senior Obligations shall be paid in full before any payment or distribution of whatever kind or nature is made with respect to the Subordinated Obligations; and

(ii)     any payment or distribution of assets of the Debtors, whether in cash, property or securities, to which Subordinated Lender would be entitled except for the provisions hereof, shall be paid or delivered by the Debtors, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person making such payment or distribution, directly to Senior Lender, to the extent necessary to pay in full all Senior Obligations, before any payment or distribution of any kind or nature shall be made to Subordinated Lender.

(b)    Upon the occurrence of any Insolvency Event:

(i)       Subordinated Lender irrevocably authorizes and empowers Senior Lender (A) to demand, sue for, collect and receive every payment or distribution on account of the Subordinated Obligations payable or deliverable in connection with such event or proceeding and give acquittance therefor, and (B) to file claims and proofs of claim in any statutory or non-statutory proceeding and take such other actions, in its own name as Senior Lender, or in the name of Subordinated Lender or otherwise, as Senior Lender may deem necessary or advisable for the enforcement of the provisions of this Agreement; provided, however, that the foregoing authorization and empowerment imposes no obligation on Senior Lender to take any such action;

(ii)      Subordinated Lender shall take such action, duly and promptly, as Senior Lender may request from time to time (A) to collect the Subordinated Obligations for the account of Senior Lender and (B) to file appropriate proofs of claim in respect of the Subordinated Obligations; and

(iii)     Subordinated Lender shall execute and deliver such powers of attorney, assignments or proofs of claim or other instruments as Senior Lender may request to enable Senior Lender to enforce any and all claims in respect of the Subordinated Obligations and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations.

(c)     If any payment or distribution, whether consisting of money, property or securities, shall be collected or received by Subordinated Lender in respect of the Subordinated Obligations, Subordinated Lender forthwith shall deliver the same to Senior Lender, in the form received, duly indorsed to Senior Lender, if required, to be applied to the payment or prepayment of the Senior Obligations until the Senior Obligations are paid in full. Until so delivered, such payment or distribution shall be held in trust by Subordinated Lender as the property of Senior Lender, segregated from other funds and property held by Subordinated Lender.

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4.      Rights in Collateral.

(a)    Notwithstanding anything to the contrary contained in the Senior Loan Agreement, any Senior Security Document, any other Senior Loan Document or any Subordinated Loan Document and irrespective of:

(i)      the time, order or method of attachment or perfection of the security interests created by any Senior Security Document or any Subordinated Loan Document;

(ii)     the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Collateral;

(iii)    anything contained in any filing or agreement to which Senior Lender or Subordinated Lender now or hereafter may be a party; and

(iv)    the rules for determining perfection or priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors, any security interest in any Collateral pursuant to any Senior Security Document has and shall have priority, to the extent of any unpaid Senior Obligations, over any security interest in such Collateral pursuant to any Subordinated Loan Document.

(b)     So long as the Senior Obligations have not been paid in full and any Senior Loan Document remains in effect, whether or not any Insolvency Event has occurred:

(i)    Debtors shall not grant to Subordinated Creditor, and Subordinated Creditor shall not have, seek to have, or take or accept any lien on or security interest in any Debtors’ assets or properties, now owned or hereafter acquired or created.

(ii)    Subordinated Lender will not (A) exercise or seek to exercise any rights or exercise any remedies with respect to any Collateral or (B) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure or (C) contest, protest or object to any foreclosure proceeding, postpetition financing, use of cash collateral or action brought by Senior Lender or any other exercise by Senior Lender of any rights and remedies under any Senior Loan Documents; and

(iii)    Senior Lender shall have the exclusive right to enforce rights and exercise remedies with respect to the Collateral and Senior Lender shall not be required to marshal any Collateral.

(c)    In exercising rights and remedies with respect to the Collateral, Senior Lender may enforce the provisions of the Senior Loan Documents and exercise remedies thereunder and under any other Senior Loan Documents, all in such order and in such manner as it may determine in the exercise of their sole business judgment.  Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Collateral, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction.

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(d)    When all Senior Obligations have been paid in full and the Senior Loan Documents no longer are in effect, Subordinated Lender shall have the right to enforce the provisions of the Subordinated Loan Documents and exercise remedies thereunder.  Notwithstanding the foregoing, no failure to exercise, nor any delay in exercising, on the part of Subordinated Lender, any right, power or privilege under the Subordinated Loan Documents shall operate as a waiver thereof.

(e)     Any money, property or securities realized upon the sale, disposition or other realization by Senior Lender upon all or any part of the Collateral shall be applied by Senior Lender in the following order:

(i)      First, to the payment in full of all costs and expenses (including, without limitation, attorneys’ fees and disbursements) paid or incurred by Senior Lender in connection with the such realization on the Collateral or the protection of their rights and interests therein;

(ii)      Second, to the payment in full of all Senior Obligations in such order as Senior Lender may elect in its sole discretion;

(iii)     Third, to the payment in full of all Subordinated Obligations then due and which are secured by such Collateral; and

(iv)     Fourth, to pay to the Debtors, or its representative or as a court of competent jurisdiction may direct, any surplus then remaining.

(f)     Senior Lender’s rights with respect to the Collateral include, without limitation, the right to release any or all of the Collateral from the Lien of any Senior Security Document or Subordinated Loan Document (if applicable) in connection with the sale of such Collateral, notwithstanding that the net proceeds of any such sale may not be used to permanently prepay any Senior Obligations or Subordinated Obligations.  If Senior Lender shall determine, in connection with any sale of Collateral, that the release of the Lien (if applicable) of any Subordinated Loan Document on such Collateral in connection with such sale is necessary or advisable, Subordinated Lender shall execute such release documents and instruments and shall take such further actions as Senior Lender shall request. Subordinated Lender hereby irrevocably constitutes and appoints Senior Lender and any officer or Senior Lender, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Subordinated Lender and in the name of Subordinated Lender or in Senior Lender’s own name, from time to time in Senior Lender’s discretion, for the purpose of carrying out the terms of this paragraph, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer or release.  Subordinated Lender hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this paragraph.

5.     Consent of Subordinated Lender

(a)     Subordinated Lender consents that, without the necessity of any reservation of rights against Subordinated Lender, and without notice to or further assent by Subordinated Lender:

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(i)       any demand for payment of any Senior Obligations made by Senior Lender may be rescinded in whole or in part by Senior Lender, and any Senior Obligation may be continued, and the Senior Obligations, or the liability of the Debtors or any guarantor or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of the Debtors or any other party under the Senior Loan Agreement or any other agreement, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by Senior Lender; and

(ii)     the Senior Loan Agreement and any other Senior Loan Document may be amended, modified, supplemented or terminated, in whole or in part, as Senior Lender may deem advisable from time to time, and any collateral security at any time held by Senior Lender for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released, in each case, all without notice to or further assent by Subordinated Lender, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein.

(b)   Subordinated Lender waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by Senior Lender upon this Agreement.  The Senior Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Debtors and Senior Lender shall be deemed to have been consummated in reliance upon this Agreement.  Subordinated Lender acknowledges and agrees that Senior Lender has relied upon the subordination provided for herein in entering into the Senior Loan Agreement and in making funds available to Borrowers thereunder.  Subordinated Lender waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

6.     Negative Covenants of Subordinated Lender. So long as any of the Senior Obligations shall remain outstanding or the obligation of Senior Lender to extend credit to Borrowers remains in effect, Subordinated Lender shall not, without the prior written consent of Senior Lender:

(a)     sell, assign, or otherwise transfer, in whole or in part, the Subordinated Obligations or any interest therein to any other Person (a “Transferee”) or create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Obligations in favor of any Transferee unless (i) such action is made expressly subject to this Agreement and (ii) the Transferee expressly acknowledges to Senior Lender, by a writing in form and substance satisfactory to Senior Lender, the subordination provided for herein and agrees to be bound by all of the terms hereof;

(b)    permit any of the Subordinated Loan Documents to be amended, modified or otherwise supplemented; or

(c)     commence, or join with any creditors other than Senior Lender in commencing any Proceeding.

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7.     Senior Obligations Unconditional. All rights and interests of Senior Lender hereunder, and all agreements and obligations of Subordinated Lender and the Debtors hereunder, shall remain in full force and effect irrespective of:

(a)       any lack of validity or enforceability of any Senior Security Documents or any other Senior Loan Documents;

(b)       any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of the Senior Loan Agreement or any other Senior Loan Document;

(c)       any exchange, release or non-perfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or any guarantee thereof; or

(d)      any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Debtors in respect of the Senior Obligations, or of either Subordinated Lender or the Debtors in respect of this Agreement.

8.     Representations and Warranties. Subordinated Lender represents and warrants to Senior Lender that:

(a)      the Subordinated Loan Documents (i) have been issued to it for good and valuable consideration, (ii) are owned by the Subordinated Lender free and clear of any security interests, liens, charges or encumbrances whatsoever arising from, through or under Subordinated Lender, other than the interest of Senior Lender under this Agreement, (iii) are payable solely and exclusively to Subordinated Lender and to no other Person and are payable without deduction for any defense, offset or counterclaim, and (iv) constitute the only evidence of the obligations evidenced thereby;

(b)    Subordinated Lender has the organizational power and authority and the legal right to execute and deliver and to perform its obligations under this Agreement and has taken all necessary corporate or other organizational action to authorize its execution, delivery and performance of this Agreement;

(c)    this Agreement constitutes a legal, valid and binding obligation of Subordinated Lender;

(d)    the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or contractual obligations of Subordinated Lender and will not result in the creation or imposition of any Lien on any of the properties or revenues of Subordinated Lender pursuant to any applicable law affecting or any contractual obligation of Subordinated Lender, except the interest of Senior Lender under this Agreement; and

(e)     no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of Subordinated Lender), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

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9.     No Representation by Senior Lender.  Senior Lender has not made and does not hereby or otherwise makes to Subordinated Lender, any representations or warranties, express, or implied, nor does Senior Lender assume any liability to Subordinated Lender with respect to: (a) the financial or other condition of obligors under any instruments of guarantee with respect to the Senior Obligations,;(b) the enforceability, validity, value or collectibility of the Senior Obligations or the Subordinated Obligations, any collateral therefor, or any guarantee or security which may have been granted in connection with any of the Senior Obligations or the Subordinated Obligations; or (c) the Debtors’ title or right to transfer any collateral or security.

10.    Waiver of Claims. To the maximum extent permitted by law, Subordinated Lender waives any claim it might have against Senior Lender with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of Senior Lender, or its directors, officers, employees or agents with respect to any exercise of rights or remedies under the Senior Loan Documents or any transaction relating to the Collateral.  Neither Senior Lender, nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtors or Subordinated Lender or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

11.     Provisions Applicable After Bankruptcy: No Turnover.  The provisions of this Agreement shall continue in full force and effect notwithstanding the occurrence of any Insolvency Event.  To the extent that Subordinated Lender has or acquires any rights under Section 362, 363 or 364 of the Bankruptcy Code with respect to the Collateral, Subordinated Lender hereby agrees not to assert such rights without the prior written consent of Senior Lender; provided, that, if requested by Senior Lender, Subordinated Lender shall seek to exercise such rights in the manner requested by Senior Lender, including the rights in payments in respect of such rights.  Subordinated Lender (both in its capacity as Subordinated Lender and in its capacity as a party which may be obligated to Debtors or any of Debtors’ Affiliates with respect to contracts which are part of Senior Lender’s Collateral) agrees not to initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action, objection or other proceeding (a) challenging the enforceability of Senior Lender’s claim (b) challenging the enforceability of any liens or security interests in assets securing the Senior Obligations or (c) asserting any claims which the Debtors may hold with respect to Senior Lender, (d) objecting to any sale or other disposition of Debtors’ assets consented to by Senior Lender in any Proceeding or any borrowing or grant of any lien by Debtors consented to by Senior Lender in any such Proceeding.  As set forth in Section 14 of this Agreement, this Agreement is intended solely for the purpose of defining the relative rights of Senior Lender on the one hand and Subordinated Lender on the other, and no other Person shall have any right, benefit or other interest under this Section.

12.     Further Assurances.  Subordinated Lender and the Debtors, at their own expense and at any time from time to time, upon the written request of Senior Lender will promptly and duly execute and deliver such further instruments and documents and take such further actions as Senior Lender reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

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13.    Expenses.

(a)     The Debtors will pay or reimburse Senior Lender, upon demand, for all its costs and expenses in connection with the enforcement or preservation of any rights under this Agreement, including, without limitation, fees and disbursements of counsel to Senior Lender.

(b)     The Debtors will pay, indemnify, and hold each Senior Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, tort or on any other ground), judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to this Agreement or any action taken or omitted to be taken by any Senior Lender with respect to any of the foregoing.

14.     Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of Senior Lender on the one hand and Subordinated Lender on the other, and no other Person shall have any right, benefit or other interest under this Agreement.

15.      Legend.  Subordinated Lender and the Debtors will cause each of the Subordinated Loan Documents (including, without limitation, any promissory notes evidencing the Subordinated Obligations) to bear upon its face a legend referring to this Agreement and indicating that such documents are subordinated as provided herein.

16.     Powers Coupled With An Interest.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Senior Obligations are paid in full and the obligation of Senior Lender to extend credit under the Senior Loan Documents is irrevocably terminated.

17.     Notices.  All notices, requests and demands to or upon Senior Lender, the Debtors or Subordinated Lender to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (a) when delivered by hand or (b) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (c) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

If to Senior Lender:	Bank of America, N.A.
One Bryant Park
New York, New York 10036
	Attention:	Portfolio Manager for Industrial Services of America, Inc.

with a copy to:	Otterbourg P.C.
230 Park Avenue, 29th Floor
New York, NY 10036
	Attention:	Ikhwan A. Rafeek, Esq.
	Fax No.:	(212) 682-6104

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If to Subordinated Lender:	K&R, LLC
7100 Grade Lane
Louisville, Kentucky 40213
	Attention:	Orson Oliver
	Fax No.:	None
	E-mail:	ooliver@ajshotels.com

If to the Debtors:	Industrial Services Of America, Inc.
7100 Grade Lane
Louisville, Kentucky 40213
	Attention:	Todd Phillips
	Fax No.:	None
	E-mail:	TPhillips@isa-inc.com

Senior Lender, the Debtors and Subordinated Lender may change their respective addresses and transmission numbers for notices by notice in the manner provided in this Section.

18.     Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Agreement.

19.     Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

20.     Integration. This Agreement represents the agreement of Senior Lender and Subordinated Lender with respect to the subject matter hereof and there are no promises or representations by Senior Lender or Subordinated Lender relative to the subject matter hereof not reflected herein.

21.    Amendments in Writing; No Waiver: Cumulative Remedies.

(a)     None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Senior Lender, the Debtors and Subordinated Lender; provided that any provision of this Agreement may be waived by Senior Lender in a letter or agreement executed by Senior Lender or by telex or facsimile transmission from Senior Lender.

(b)     No failure to exercise, nor any delay in exercising, on the part of Senior Lender or Subordinated Lender, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c)     The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

22.     Section Headings.  The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

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23.    Successors and Assigns; Refinancing.

(a)    This Agreement shall be binding upon the successors, heirs, administrators, executors and assigns of the Debtors and Subordinated Lender and shall inure to the benefit of Senior Lender and their successors and assigns.

(b)     Upon a successor Senior Lender becoming Senior Lender under the Senior Loan Agreement, such successor Senior Lender automatically shall become Senior Lender hereunder with all the rights and powers of Senior Lender hereunder without the need for any further action on the part of any party hereto.

(c)      In the event that Debtors obtain a loan or loans to refinance the Senior Obligations, then, upon the request of the take out lender providing such financing (the “Take-Out Lender”) and/or Debtors, Subordinated Lender hereby agrees to execute and deliver an assignment and assumption of this Agreement or an intercreditor and subordination agreement with the Take-Out Lender in form and substance substantially identical to this Agreement or such other documents as Debtors and/or the Take-Out Lender reasonably request to provide the Take-Out Lender the priority and rights contemplated hereby and to otherwise agree promptly to be bound by the terms of this Agreement. The indebtedness and all other obligations of Debtors owing to the Take-Out Lender replacing Senior Lender will be automatically treated as Senior Obligations for all purposes of this Agreement and the Take-Out Lender shall be deemed Senior Lender for all purposes of Agreement.

24.     Invalidated Payments.  To the extent that Senior Lender receives payments on, or proceeds of Collateral for, the Senior Obligations which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Debtors, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then to the extent of such payment or proceeds received, the Senior Obligations, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by Senior Lender.

25.     Specific Performance.  Senior Lender is hereby authorized to demand specific performance of this Agreement at any time when Subordinated Lender shall have failed to comply with any of the provisions of this Agreement applicable to Subordinated Lender whether or not the Debtors shall have complied with any of the provisions hereof applicable to the Debtors, and Subordinated Lender hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

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26.     GOVERNING LAW: CONSENT TO JURISDICTION AND VENUE.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.  EACH OF THE DEBTORS, SUBORDINATED LENDER AND SENIOR LENDER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN CONNECTICUT SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG THE DEBTORS, SUBORDINATED LENDER AND SENIOR LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE SENIOR LOAN DOCUMENTS, PROVIDED, THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CONNECTICUT AND, PROVIDED, FURTHER THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE SENIOR LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SENIOR OBLIGATIONS, OR TO ENFORCE A JUDGEMENT OR OTHER COURT ORDER IN FAVOR OF SENIOR LENDER.  EACH OF THE DEBTORS AND SUBORDINATED LENDER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF THE DEBTORS AND SUBORDINATED LENDER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.  EACH OF THE DEBTORS AND SUBORDINATED LENDER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO IT AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT OR BENEATH ITS SIGNATURE LINE BELOW, AS THE CASE MAY BE, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE DEBTORS’ OR SUBORDINATED LENDER’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

27.     MUTUAL WAIVER OF JURY TRIAL.  THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE SENIOR LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound jointly and/or severally, have duly executed this Agreement the day and year first written above.

SUBORDINATED LENDER:

K&R, LLC
a Kentucky limited liability company
By: Kletter Holding, LLC, a Delaware limited liability company, its Sole Member
By: /s/ Orson Oliver Name: Orson Oliver Title: President

[Signatures Continued on Following Page]

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[Signatures Continued from Previous Page]

SENIOR LENDER:

BANK OF AMERICA, N.A.

By: /s/ Steven Blumberg Name: Steven Blumberg Title: Senior Vice President

[Signatures Continued on Following Page]

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[Signatures Continued from Previous Page]

DEBTORS:

INDUSTRIAL SERVICES OF AMERICA, INC.

By: /s/ Todd L. Phillips Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

Address: 7100 Grade Lane, Bldg. 1 Louisville, KY 40213 Attn: Todd Phillips

7124 GRADE LANE LLC

BY: INDUSTRIAL SERVICES OF AMERICA, INC., Manager

By: /s/ Todd L. Phillips Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

Address: 7100 Grade Lane, Bldg. 1 Louisville, KY 40213 Attn: Todd Phillips

[Signatures Continued on Following Page]

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[Signatures Continued from Previous Page]

ISA INDIANA, INC.

By: /s/ Todd L. Phillips Todd L. Phillips, President, Secretary and Treasurer

ISA LOGISTICS LLC

BY: INDUSTRIAL SERVICES OF AMERICA, INC., Sole Member By: /s/ Todd L. Phillips Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

ISA REAL ESTATE, LLC

BY: INDUSTRIAL SERVICES OF AMERICA, INC., Manager By: /s/ Todd L. Phillips Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

7021 GRADE LANE LLC

BY: INDUSTRIAL SERVICES OF AMERICA, INC., Manager By: /s/ Todd L. Phillips Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

ISA INDIANA REAL ESTATE, LLC

BY: INDUSTRIAL SERVICES OF AMERICA, INC., Manager By: /s/ Todd L. Phillips Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

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